SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.

                             WALLSRTEET-REVIEW, INC.
   -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


   -----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         _________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         _________________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
         _________________________________________________________________
     (5) Total fee paid:
         _________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:______________________________________________
     (2) Form, Schedule or Registration Statement No.:________________________
     (3) Filing Party:________________________________________________________
     (4) Date Filed:__________________________________________________________

                             WALLSTREET-REVIEW, INC.
                             4701 North Federal Hwy
                                 Suite 400, B-9
                           Lighthouse Point, FL 33064





August 2, 2001

To the Stockholders of Wallstreet-Review, Inc.

You are cordially invited to attend an ANNUAL MEETING (hereinafter referred to as "ANNUAL MEETING") of Stockholders of Wallstreet-Review, Inc. (the "Company"), to be held at 4701 North Federal Hwy. Suite 400, at 9:00 A.M., Eastern Time on Thursday, August 30, 2001, to consider and vote upon the matters set forth in the accompanying Notice of ANNUAL MEETING of Stockholders.

Since it is important that your shares be represented at the meeting whether or not you plan to attend in person, please indicate on the enclosed proxy your decisions about how you wish to vote and sign, date and return the proxy promptly in the envelope provided. If you find it possible to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. Your vote is important, regardless of the number of shares you own.

Sincerely,



Matthew P. Dwyer
Chairman of the Board of Directors
Chief Executive Officer

                             WALLSTREET-REVIEW, INC.
                                    NOTICE OF
                                 ANNUAL MEETING
                                 OF STOCKHOLDERS
                                   To Be Held
                                 August 30, 2001

To the Stockholders of Wallstreet-Review, Inc.

NOTICE IS HEREBY GIVEN that an ANNUAL MEETING of Stockholders of
Wallstreet-Review, Inc. (the "Company") will be held on Thursday, August 30, 2001 at 9:00 o'clock in the morning, local time for the following purposes; all as more specifically set forth in the attached Proxy Statement.

1.       Election of the Officers and directors.
2.       Vote on Employee stock option plan.
3. To transact such other business as may properly be brought before this meeting.

Only holders of record of Common Stock of the Corporation as of the close of business on August 13, 2001 are entitled to notice of or to vote at the meeting or any adjournment thereof. The stock transfer books of the Corporation will be closed as of this date.

Stockholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the Proxy Card in the envelope which is provided, whether or not you expect to be present at the meeting. The prompt return of your Proxy Card will be appreciated. It will also save the Company the expense of a reminder mailing. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.

By order of the Board of Directors


                                           Matthew P. Dwyer
August 2, 2001                             Chairman of the Board of Directors
                                           Chief Executive Officer

                                 PROXY STATEMENT
                             WALLSTREET-REVIEW, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held Monday, August 30, 2001

                                  INTRODUCTION


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Wallstreet-Review, Inc., a Florida corporation (the "Company"), to be voted at a ANNUAL MEETING of Stockholders of the Company to be held on Thursday, August 30, 2001 at 9:00 A.M., Eastern time, at 4701 North Federal Hwy. Suite 400, Lighthouse Point, Florida 33064 and at any adjournment thereof (the "Meeting"). The Proxy may be revoked by appropriate written notice at any time before it is exercised. See, "Voting and Solicitation of Proxies".

This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed on or about August 15, 2001 to record holders of the Company's Common Stock as of August 13, 2001 (the "Record Date").

As of Record Date, 22,751,105 shares of Common Stock of the Corporation were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the ANNUAL MEETING.

Wallstreet-Review, Inc. was incorporated on February 17, 1972 in the State of Utah. The principal business of Emery, in conjunction with H&H, was acquisition, operation, and sales of interests in oil and gas, coal, and other mineral properties located principally in the Rocky Mountain region.

Moody (a development stage company) was incorporated in the State of Utah on July 10, 1985. Moody was merged into La Jolla Energy Resources, Inc., an inactive wholly owned subsidiary of Emery, on March 28, 1986. La Jolla then changed its name to Moody. The principal business of Moody was to explore and develop natural resource properties. During the year ended March 31, 1992, Moody Corporation was dissolved. On December 19, 1986, Wallstreet-Review changed its name to Beryllium International Corporation.

Wallstreet-Review.Net, Inc. (a development stage company) was incorporated in the State of Florida on June 18, 1999. Wallstreet-Review.Net, Inc. was merged into Beryllium International Corporation. Wallstreet-Review had no operations in 1999. The acquisition was accounted for as a recapitalization of Wallstreet because the shareholders of Wallstreet controlled Beryllium after the acquisition. Wallstreet was treated as the acquiring entity for accounting purposes and Beryllium was the surviving entity for legal purposes. On November 15, 2000, Wallstreet-Review.Net, Inc. changed its name to Wallstreet-Review, Inc. Wallstreet-Review has elected to change the year end from March 31 to December 31 and its domicile from the State of Utah to the State of Florida. On November 1, 2000, Beryllium held a special shareholders meeting and increased the authorized common stock from 166,666 to 10,166,666 post-split shares.

In addition, Wallstreet-Review's Board of Directors determined to reverse-split Wallstreet-Review's common stock, one share of post-reverse split stock in exchange for 300 shares of pre-reverse split stock and to change
Wallstreet-Review's trading symbol on the Over-The-Counter Market (OTC) from BERY to WALS.

We are in the business of offering financial consulting services to small companies seeking to become public companies through one or more combinations with primarily inactive publicly held companies, generally companies with little or no commercial operations and current in periodic reporting under the Securities Exchange Act of 1934 or otherwise. We now provide clients with management assistance, participating on the Boards of Directors of its client's companies and acquiring and retaining equity ownership in each case. We also have a wholly-owned subsidiary called WSR Energy Resources, Inc., a Florida Corporation that has majority share ownership in WSR Energy Resources, Inc., a Delaware Corporation (OTCBB: WSRE) which is in the business of acquiring and developing oil & gas leases.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables list the Company's stockholders who, to the best of the Company's knowledge, own of record or, to the Company's knowledge, beneficially, more than 5% of the Company's outstanding Common Stock; the total number of shares of the Company's Common Stock beneficially owned by each Director; and the total number of shares of the Company's Common Stock beneficially owned by the Directors and elected officers of the Company, as a group.

----------------- ---------------------------------- ------------------ ------------------------- -----------
 Title of Class   Name and Address of Beneficial         Director           Amount and Nature of    Percent
                                Owner                  and/or Officer             Beneficial           of
                                                                                  Ownership          Class
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       Matthew P. Dwyer                       Chairman                   9,518,282(1)       44.7%
     Stock        4701 N. Federal Hwy.                      CEO
                  Suite 400, B-9
                  Lighthouse Point, FL 33064
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       Peter Nardangeli                     Director and                   222,000(2)        1%
     Stock        5014 New Street                     President/ CFO
                  Suite 152
                  Burlington, Ontario
                  Canada, L7L 6E8
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       Jeff Daly                           Vice President                2,000,000(3)        9.4%
     Stock        4701 N. Federal Hwy.                   Secretary
                  Suite 400, B-9
                  Lighthouse Point, FL 33064
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       Richard Houraney                       Director                      60,000             *
     Stock        3601 NW 2nd Avenue
                  Boca Raton, FL 33431
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       R. Dennis Ickes                        Director                       9,080             *
     Stock        4275 Panorama Dr.
                  Salt Lake City, UT 84124
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       Gerald Park                            Director                       8,143             *
     Stock        8790 Blue Jay Lane
                  Salt Lake City, UT 84121
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       Graham Energy, Inc.                                               7,017,308(4)        33%
     Stock        2482 Merchant
                  Abilene, TX 79603
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       Cheetah Group LTD                                                 2,504,686(5)       11.7%
     Stock        5014 New Street
                  Suite 152
                  Burlington, Ontario
                  Canada, L7L 6E8
----------------- ---------------------------------- ------------------ ------------------------- -----------
     Common       All Directors and                                                 14,322,191         66.8%
     Stock        Officers
----------------- ---------------------------------- ------------------ ------------------------- -----------

*        Less then 1 percent.

(1) Does not include options held by Mr. Dwyer to purchase an additional 500,000 shares currently exercisable at a price of $2.50 and $3.00.
(2) Does not include options held by Mr. Nardangeli to purchase an additional 500,000 shares currently exercisable at a price of $2.50 and $3.00 or the shares held by the Cheetah Group LTD.
(3) Does not include options held by Mr. Daly to purchase an additional 600,000 shares currently exercisable at a price of $.01, $2.50, and $3.00.
(4) The Company has an option to repurchase 6,342,308 from Graham. Graham retains all voting rights while they own the stock.
(5) Mr. Nardangeli is the beneficial owner of the Cheetah Group LTD. Mr. Nardangeli retains voting control of all such shares.

Management Compensation

We will function initially with three officers. Beginning January 1, 2001 payments to two of our officer's have been deferred. The total deferred amounts as of July 30, 2001 are $266,000. The officers have elected to receive stock instead of cash until the Company maintains $500,000 in the bank. The third Officer receives weekly compensation and has the option to accept stock instead of cash until the Company maintians $500,000 in the bank. In addition, these officers have been issued options as set forth below.

Once we have raised $500,000 we intend to issue cash compensation for our employment agreements. We anticipate that we will provide health insurance benefits for employees and their families. Retirement benefits will also include contributions to the employee's retirement plan not to exceed 10% of the annual salary. The compensation for management is anticipated to be as follows:

----------------------------------- --------------------------------------------
Name and Principal Position         Salary & Bonus Opportunity
----------------------------------- --------------------------------------------
Matthew P. Dwyer, CEO, COB          $240,000 and 1.5 percent of post-tax profits
----------------------------------- --------------------------------------------
Peter Nardangeli, Pres, CFO, Treas  $216,000 and 1 percent of post tax profits
----------------------------------- --------------------------------------------
Jeff Daly                           $  96,000 and 1 percent of post-tax profits
----------------------------------- --------------------------------------------

Directors' Fees

Directors' fees are currently being paid. The three outside Directors' are compensated for their time.

Stock Option Plan

The following Officers and affiliates have been granted stock options in Wallstreet-Review, Inc.:

----------------------------- --------------------------- -------------------
Name                            Number of Options         Exercise Price
----------------------------- --------------------------- -------------------
Matthew P. Dwyer                  200,000                     $ 0.01
                                  250,000                     $ 2.50
                                  250,000                     $ 3.00
-----------------------------
Peter Nardangeli                  200,000                     $ 0.01
                                  250,000                     $ 2.50
                                  250,000                     $ 3.00
-----------------------------
Richard Houraney                  150,000                     $ 0.01
                                  250,000 *                   $ 2.50
                                  250,000 *                   $ 3.00
-----------------------------
Jeff Daly                         100,000                     $ 0.01
                                  250,000                     $ 2.50
                                  250,000                     $ 3.00
-----------------------------
Jean Moody                        190,000                     $ 0.01
-----------------------------
R. Dennis Ickes                    98,000                     $ 0.01
-----------------------------
Total                           2,288,000
----------------------------- --------------------------- -------------------
* These options were canceled upon employment termination.

We anticipate continuing to issue options to Officers and Directors.

There is a plan or arrangement with respect to compensation received or that may be received by the executive officers in the event of termination of employment or in the event of a change in responsibilities following a change in control. If employment is terminated for any reason outside of cause, then the individual would be entitled to receive all cash, bonuses and stock compensation up to that date. If a change of control should occur then each individual would be entitled to receive 2.99 times their respective employment agreements.

                              CERTAIN TRANSACTIONS

Common Stock Purchased by officers.

The following shares were issued on July 18, 2001 at a purchase price of $.01 per share

-------------------------------- -------------- ---------------------
Officer                             Shares      Paid in Capital
-------------------------------- -------------- ---------------------
Jeff Daly                            1,500,000              $15 ,000
-------------------------------- -------------- ---------------------
Total                                1,500,000              $15,000
-------------------------------- -------------- ---------------------


Stock Options Exercised

--------------------------------------------------------------------------------
Shareholder            Shares  Exercise Price  Paid in Capital   Exercise Date
--------------------  -------  --------------  ---------------  ----------------
Matthew P. Dwyer      200,000      $ 0.01       $ 2,000.00      December 7, 2000
--------------------
Peter Nardangeli      200,000      $ 0.01       $ 2,000.00      December 7, 2000
--------------------
Richard E. Houraney   150,000      $ 0.01       $ 1,500.00      December 7, 2000
--------------------  -------  --------------  ---------------  ----------------
Total                 550,000                   $ 5,500.00
--------------------------------------------------------------------------------


                                   MANAGEMENT

Officers and Directors

-------------------------- ---   -----------------------------------------------
Name                       Age   Position
-------------------------- ---   -----------------------------------------------
Matthew P. Dwyer           36    Chairman of the Board, Chief Executive Officer

Peter Nardangeli           47    President, Chief Financial Officer, Treasurer,
                                 Director

Jeff Daly                  47    Vice President, Secretary

Richard E. Houraney        52    Director

R. Dennis Ickes            57    Director

Gerald Park                69    Director
-------------------------- ----- -----------------------------------------------

Matthew P. Dwyer, is CEO and Director of Wallstreet-Review, Inc and WSR Energy Resources, Inc. Prior to this Mr. Dwyer formed Wallstreet-Review.Net, Inc. His duties included raising private investment, client acquisition and establishing the company as a publicly traded firm on the OTCBB through a reverse merger with an existing public company.

Mr. Dwyer has over 15 years experience in the securities industry as a consultant, and as a licensed stockbroker holding a series 7 and 63 license.

While a licensed stockbroker his duties included building a client base and servicing his clients' financial objectives. As a private consultant specializing in Small Cap Companies, Mr. Dwyer's expertise featured reverse mergers, financing (private placements and bridge loans), and market support (adding market makers). He was also instrumental in developing broker support for clients by introducing their companies to the financial community while overseeing shareholder relations, expanding his client companies' existing shareholder bases while improving relations with existing shareholders, and those of corporate acquisitions.

Peter Nardangeli, C.A., B.Sc. is the President, Chief Financial Officer, and Director of Wallstreet-Review and WSR Energy Resources, Inc. Mr. Nardangeli is also the current CEO and a shareholder of a Coatings company having acquired the company in June 1997. The company is internationally known and specializes in environmentally friendly coatings for the gas, marine, mining, oil, pulp and paper industries. Its applications and services are utilized for ground support, reducing abrasion and corrosion, water and gas proofing as well as for general protective purposes. Prior to this acquisition, Mr. Nardangeli was the President and Director of a major Transportation company that serviced customers in Canada and the United States. Previously,

Mr. Nardangeli joined an international environmental services company as CFO having senior financial responsibilities for operations located in Ontario, Quebec, British Columbia and New York State. Mr. Nardangeli also assisted the company to go public. He went on to become General Manager responsible for transport and processing facilities for six locations in Southern Ontario. Mr. Nardangeli also became a Director of all subsidiary companies of the Corporation.

Formerly, the Vice President Finance & Operations for an international Aerospace and Engineering Company that had two publicly traded companies. Mr. Nardangeli had direct responsibility for one publicly traded company and dealt internationally with several Departments of Defence.
Previously a CFO in an investment company, Mr. Nardangeli managed businesses relating to real estate, property development, manufacturing, waste management, quarries and food services.

Gerald M. Park, Is a Director of Wallstreet-Review, Inc. and a former Officer and Director of Beryllium International Corporation. Mr. Park has a Masters Degree Mineralogy and Geochemistry University of Utah 1968. Active international geological consultant in natural resources industry, i.e. hardrock and precious metals, coal, uranium and industrial minerals for more than 30 years. Regional geologist The Anaconda Company, Westinghouse Electric, El Paso Natural Gas. Vice President, Director for Beryllium International since 1986.

R. Dennis Ickes, is a Director of Wallstreet-Review, Inc. and a former Officer and Director of Beryllium International, Corporation. Mr. Ickes is an attorney and a businessman. He is a native of Page, Nebraska who was educated at the University of Nebraska in pre-veterinary medicine, at Brigham Young University in political science and public administration and at the University of Utah in law. Mr. Ickes served as a trial attorney and as a director in the United States Department of Justice and as deputy under secretary of the Interior in the administrations of President Richard M. Nixon and President Gerald Ford.

From 1977 to the present Mr. Ickes has practiced law in Salt Lake City, Utah where he has represented clients primarily in the oil, natural gas, and agricultural resources industries. In addition, he has represented Indian tribes and those who do business with Indian tribes in all aspects of their business.

As a businessman, Mr. Ickes founded Great Basin Industries, a mining company. He has served on the boards of directors of several companies that are in the natural resource and in the Internet industries. Mr. Ickes has served on board of Beryllium International Corporation and its predecessor since 1982. Mr. Ickes has also served on a number of local, national and international charitable organizations.

Richard Houraney, is a Director and former Secretary of Wallstreet-Review, Inc. Mr. Houraney had been a principal of Wallstreet-Review.Net, Inc. from inception and was instrumental in the managing and marketing of the Company. Mr. Houraney is a consultant and technical advisor to American Dream Enterprises.

Jeff Daly, is the Vice President and Secretary of Wallstreet-Review, Inc. and Vice President, Secretary and Director of WSR Energy Resources, Inc. Mr. Daly has extensive business expertise developed through more than two decades of entrepreneurship, executive management and consulting. In addition to owning and operating five businesses, Mr. Daly was Executive Vice President for a national direct marketing firm before becoming an independent marketing and Internet consultant for five years. During the explosive growth of the Internet, Mr. Daly gained valuable securities experience working for a technology incubating venture capital firm. Prior to joining Wallstreet-Review, Mr. Daly traveled extensively operating at the CEO and boardroom level as an Executive Consultant for one of the largest and most prestigious international management-consulting firms in the world.

Mr. Daly's many capabilities include experience in management, sales, administration, acquisitions, analysis, business development, financing and technology.

Prior to his business career, Mr. Daly was an award-winning investigative reporter and magazine editor.

                       VOTING AND SOLICITATION OF PROXIES

Stockholders represented by properly executed proxies received by the Company prior to or at the Meeting and not duly revoked will be voted in accordance with the instructions thereon. If proxies will be voted on instructions indicated thereon, such proxies will be voted in favor of Item 1 inclusive. Execution of a proxy will not prevent a stockholder from attending the Meeting and revoking his proxy by voting in person (although attendance at the Meeting will not in itself revoke a proxy). Any stockholder giving a proxy may revoke it at any time before it is voted by giving to the Company's Secretary or Treasurer written notice bearing a later date than the proxy, by delivery of a later dated proxy, or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to Wallstreet-Review, Inc. at 4701 North Federal Hwy. Suite 400,B-9, Lighthouse Point, Florida 33064.

The Company's Board of Directors does not know of any other matters which, will be presented for consideration at the Meeting. However, if any other matters are properly presented for action at the Meeting, it is the intention of the person(s) named in the accompanying Form of Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

All costs relating to the solicitation of proxies made hereby will be borne by the Company. Proxies may be solicited by officers and directors of the Company personally, by mail or by telephone, telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in forwarding soliciting material to their principals.

It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to sign and date the accompanying Form of Proxy and mail it in a timely fashion so that their vote can be recorded.

                                  OTHER MATTERS

The Company is not aware of any other business to be presented at the ANNUAL MEETING. If matters other than those described herein should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                             WALLSTREET-REVIEW, INC.

Matthew P. Dwyer is hereby authorized to represent and to vote the shares of the undersigned in the Company at ANNUAL MEETING (hereinafter referred to as "ANNUAL MEETING") of Stockholders to be held on August 30, 2001 and at any adjournment as if the undersigned were present and voting at the meeting.

1.       Election for Officers and Directors.

--------------------- ----------------------- ------- ---------- -----------
Name                  Position                  FOR    AGAINST    ABSTAIN
--------------------- ----------------------- ------- ---------- -----------
Matthew P. Dwyer      Chief Executive Officer   [ ]      [ ]        [ ]
                      Chairman Of the Board     [ ]      [ ]        [ ]
--------------------- ----------------------- ------- ---------- -----------
Peter Nardangeli      Director                  [ ]      [ ]        [ ]
                      President                 [ ]      [ ]        [ ]
                      Chief Financial Officer   [ ]      [ ]        [ ]
                      Treasurer                 [ ]      [ ]        [ ]
--------------------- ----------------------- ------- ---------- -----------
Jeff Daly             Director                  [ ]      [ ]        [ ]
                      Vice President            [ ]      [ ]        [ ]
                      Secretary                 [ ]      [ ]        [ ]
--------------------- ----------------------- ------- ---------- -----------
Richard E. Houraney   Director                  [ ]      [ ]        [ ]
--------------------- ----------------------- ------- ---------- -----------
R. Dennis Ickes       Director                  [ ]      [ ]        [ ]
--------------------- ----------------------- ------- ---------- -----------
Gerald Park           Director                  [ ]      [ ]        [ ]
--------------------- ----------------------- ------- ---------- -----------

2.       Stock Option Plan

The following is a schedule of employee stock options to be offered to officers of Wallstreet-Review, Inc.

------------------ ------------------- ----------------- -----------------
Name               Number of Options   Exercise Price    Expiration Date
------------------ ------------------- ----------------- -----------------
Matthew P. Dwyer       500,000             $ 0.10          June 30 2011
------------------
Peter Nardangeli       350,000             $ 0.10          June 30 2011
------------------
Jeff Daly              350,000             $ 0.10          June 30 2011
------------------
 Total                1,200,000
------------------ ------------------- ----------------- -----------------

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. In their discretion, on any other business that may properly come before the meeting.


The shares represented hereby will be voted. With respect to items 1 and 2 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals. This proxy may be exercised by a majority of those proxies or their substitutes who attend the meeting.

Please sign and date and return to Wallstreet-Review, Inc. at 4701 North Federal Hwy. Suite 400, Lighthouse Point, Florida 33064.


                                        Dated  ________________________, 2001


                                        ________________________________________
                                                       Signature


                                        ________________________________________
                                                       Signature


Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.